Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Current taxes expense
Current period	$ (8,892)	$ (14,032)	$ (55,847)
Adjustment for prior period	2,397	162	693
Current taxes expense, total	(6,495)	(13,870)	(55,154)
Deferred taxes expenses
Origination and reversal of temporary differences	(3,991)	37,587	8,717
Total income tax expense	$ (10,486)	$ 23,717	$ (46,437)